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                                                                  EXHIBIT 32.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-K of Genaissance Pharmaceuticals, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on March 15, 2005 and as amended on the date hereof (the "Report"), the undersigned, Kevin Rakin, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Kevin Rakin
                                                -------------------------------
Date: April 26, 2005                            Kevin Rakin
                                                Chief Executive Officer